SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2004

priceline.com Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut		06854
(Address of principal office)		(zip code)

N/A
(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure.

On March 16, 2004, priceline.com will present the attached materials at the CIBC 13th Annual Gaming, Lodging & Leisure Conference in New York, New York.  The information set forth above is qualified in its entirety by reference to priceline.com’s presentation materials which are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Exhibits.

99.1	Presentation materials to be presented at the CIBC 13th Annual Gaming, Lodging & Leisure Conference in New York, New York on March 16, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICELINE.COM INCORPORATED

	By:	/s/ Jeffery H. Boyd
Name: Jeffery H. Boyd
Title: President

Date: March 16, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation materials to be presented at the CIBC 13th Annual Gaming, Lodging & Leisure Conference in New York, New York on March 16, 2004.